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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): January 27, 2005




                          POWERWAVE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)




           Delaware                 000-21507               11-2723423
(State or other jurisdiction of    (Commission           (I.R.S. Employer
 incorporation or organization)    File Number)         Identification No.)


                            1801 E. St. Andrew Place
                               Santa Ana, CA 92705
               (Address of principal executive offices, zip code)


       Registrant's telephone number, including area code: (714) 466-1000

        Former name or former address, if changed since last report: N/A


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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On January 27, 2005, Powerwave Technologies, Inc. (the "Company") issued a press release regarding financial results for its fourth quarter of fiscal 2004 and full fiscal year ending January 2, 2005. At 2 pm Pacific Time, the Company held a conference call and simultaneous webcast in which Bruce C. Edwards, the Company's Chief Executive Officer and Kevin T. Michaels, the Company's Chief Financial Officer, made a presentation regarding the Company's financial results for the Company's fourth quarter of 2004 and full fiscal year ending January 2, 2005. A copy of the transcript of the conference call is attached hereto as
Exhibit 99.1. A copy of the press release was previously furnished on a separate Current Report on Form 8-K, dated January 27, 2005.

     In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1 shall not be deemed "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934 or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits


The following exhibit is furnished as part of this report:

99.1 Transcript of the Company's fourth quarter and full fiscal year 2004 financial results conference call and simultaneous webcast held on January 27, 2005.



                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:   January 28, 2005                     POWERWAVE TECHNOLOGIES, INC
      --------------------

                                         By:     /s/ Kevin T. Michaels
                                             -----------------------------------
                                                     Kevin T. Michaels
                                             Senior Vice President, Finance and
                                                   Chief Financial Officer




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                                  EXHIBIT INDEX


Exhibit
Number                                   Description
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 99.1      Transcript of the Company's fourth quarter 2004 and full 2004 fiscal year financial results conference call and simultaneous webcast held on January 27, 2005.